SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Report):  September 15, 2004

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)

131 Dartmouth Street		02116
Boston, Massachusetts		(Zip Code)
(Address of principal executive
offices)

(617) 247-2200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

Heritage Property Investment Trust, Inc. (the “Company”) is revising its quarterly financial statements contained in its Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the “10-Q”) to include for the six month period ended June 30, 2004 the footnote required by Rule 3-10(f) of Regulation S-X as a result of the issuance of registered guaranteed securities by the Company, as described below.

On April 1, 2004, the Company issued $200,000,000 aggregate principal amount of its 5.125% Notes due 2014 (the “Existing Notes”) to certain initial purchasers, who then sold those notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Existing Notes were guaranteed (the “Existing Guarantees”) by the Company’s two operating partnerships, Heritage Property Investment Limited Partnership and Bradley Operating Limited Partnership (the “Operating Partnerships”). Each of the Existing Guarantees is full and unconditional and joint and several.

Because they were sold pursuant to exemptions from registration under the Securities Act, the Existing Notes and Existing Guarantees are subject to transfer restrictions.  In connection with the issuance of the Existing Notes and Existing Guarantees, the Company and the Operating Partnerships entered into a registration rights agreement with the initial purchasers in which the Company and the Operating Partnerships agreed to register with the Securities and Exchange Commission (“SEC”) under the Securities Act new notes (“Registered Notes”) and new guarantees (“Registered Guarantees”) to be exchanged for the Existing Notes and Existing Guarantees.  Each of the Registered Guarantees will be full and unconditional and joint and several.

The Company and the Operating Partnerships have filed a Registration Statement on Form S-4 with the SEC for the purpose of registering the Registered Notes and Registered Guarantees under the Securities Act.  Rule 3-10(a) of Regulation S-X requires the Company to file separate financial statements for guarantors of registered securities.  In lieu of providing such separate financial statements with respect to wholly owned guarantors, Rule 3-10(f) of Regulation S-X requires the Company to include a footnote with respect to its guarantor and non-guarantor subsidiaries in its historical financial statements for the six month period ended June 30, 2004 contained in the 10-Q.  This footnote must be provided if the Company’s historical financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act, even though those financial statements relate to periods prior to the date of the Company’s filings made under the Securities Act.

As a result of the foregoing, the Company hereby amends its historical financial statements for the six month periods ended June 30, 2004 and June 30, 2003 contained in the 10-Q to include the footnote required by Rule 3-10(f) of Regulation S-X in lieu of providing separate financial statements with respect to Heritage Property Investment Limited Partnership, a wholly owned guarantor, for such periods.  Financial statements with respect to Bradley Operating Limited Partnership, a non-wholly owned guarantor, for the six-month periods ended June 30, 2004 and June 30, 2003 will be separately filed with the SEC.  This Current Report on Form 8-K updates Item 1 of the 10-Q to reflect the addition of the footnote.  All other items of the 10-Q remain unchanged.  No attempt has been made to update matters in the Form 10-Q except to the extent expressly provided above.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Item 1. Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY
INVESTMENT TRUST, INC.

/s/Thomas C. Prendergast
Thomas C. Prendergast
Chairman, President and Chief Executive
Officer

/s/David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial
Officer and Treasurer

Dated: September 15, 2004